Supplemental Cash Flow Information Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Jun. 30, 2020	Dec. 31, 2019
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 144,206	$ 206,762	$ 226,328	$ 160,221
Restricted cash – current	8,610	8,358	11,544	53,689
Restricted cash – long-term	37,384	42,823	54,603	39,381
Total	$ 190,200	$ 257,943	$ 292,475	$ 253,291